Exhibit 10.5

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made and entered into as of November 2, 2021 (the “Effective Date”), by and between Infinite Group, Inc., a Delaware corporation (the “Company”), and Richard Popper (the “Purchaser”).

WHEREAS, the Purchaser loaned the Company and aggregate of $150,000 as evidenced by that certain demand note (the “Note”) dated as of October 28, 2021 issued by the Company for the benefit of Purchaser, and the Purchaser desires to purchase from the Company, and the Company desires to sell and issue to the Purchaser, 1,000,000 shares (the “Securities”) of common stock, par value $0.001 per share, of the Company in exchange for the conversion and cancellation of an aggregate of $100,000 principal amount of the Note, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1. Purchase and Sale. Subject to the terms and conditions of this Agreement, on the Effective Date, the Purchaser shall purchase from the Company, and the Company shall sell and issue to the Purchaser the Securities. Payment for the Securities shall be made by converting and cancelling $100,000 of principal of the Note.

2. Effective Date. The purchase and sale of the Securities shall take place on the Effective Date. On the Effective Date, the Company shall register the Securities in the Purchaser’s name on the books of the Company, against delivery to the Company of the original Note for conversion and cancellation, whereupon the Company shall issue to the Purchaser a new note for the balance of the remaining principal amount of the Note.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the Effective Date as follows:

(a) Authority; Enforceability. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement shall be limited by bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and subject to general principles of equity.

(b) No Conflict. The execution and delivery by the Purchaser of this Agreement does not, and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) in any material respects, any judgment, order, decree, statute, rule, regulation or other law applicable to the Purchaser or (ii) in any material respects, any contract, agreement or instrument by which the Purchaser is bound. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby or thereby.

(c) Access to and Evaluation of Information Concerning the Company; General Solicitation. The Purchaser has:

(i) such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of purchasing the Securities, including the risk that the Purchaser could lose the entire value of the Securities, and has so evaluated the merits and risks of such purchase;

(ii) been given access to and an opportunity to examine such documents, materials and information concerning the Company as the Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to the Purchaser’s full satisfaction any and all questions regarding such information;

(iii) made such independent investigation of the Company, its management, and related matters as the Purchaser deems to be necessary or advisable in connection with the purchase of the Securities, and is able to bear the economic and financial risk of purchasing the Securities (including the risk that the Purchaser could lose the entire value of the Securities); and

(iv) not been offered the Securities by any means of general solicitation or general advertising.

(d) Accredited Investor; No Public Distribution Intent. The Purchaser is:

(i) an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

(ii) purchasing the Securities for the Purchaser’s own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof.

4. Acknowledgements and Agreements of the Purchaser. The Purchaser acknowledges and agrees as follows:

(a) No Registration. The Securities have not been registered under the Securities Act or the securities laws of any other jurisdiction and the offer and sale of the Securities are being made in reliance on one or more exemptions for private offerings under Section 4(a)(2) of the Securities Act and applicable securities laws. Accordingly, no transfer of any of the Securities is permitted unless such transfer is registered under the Securities Act and other applicable securities laws, or an exemption from such registration is available.

(b) Transfer Restrictions. The Securities are subject to the restrictions on transfer. Accordingly, no transfer of any of the Securities is permitted unless such transfer complies with the transfer restrictions provided for herein or under the Securities Act or other applicable securities laws. In addition, any certificate representing the Securities, if any, will bear a restrictive legend.

(c) Disclosure. Other than the representations and warranties of the Company set forth in Section 6 of this Agreement, neither the Company nor any other individual, corporation, partnership, association, limited liability company, trust, unincorporated organization, other entity or group (as group is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (each, a “Person”) makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any documents provided or statements made by or on behalf of the Company to the Purchaser is, or shall be relied upon as, a promise or representation by the Company or any other Person that any such information is accurate or complete.

5. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the Effective Date as follows:

(a) Organization and Standing. The Company is duly formed, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite power and authority to own, license and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.

(b) Authority. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement shall be limited by bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and subject to general principles of equity.

(c) Validity of Securities. Prior to the Effective Date, the Securities will have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued to the Purchaser free of any liens, claims or other encumbrances, except for restrictions on transfer provided for herein or under the Securities Act or other applicable securities laws.

6. Survival of Representations and Warranties and Acknowledgements and Agreements. All representations and warranties and acknowledgements and agreements contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on its behalf.

7. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

8. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

9. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto without the prior written consent of the other party. Any attempted transfer or assignment in violation of this Section 9 shall be void.

10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

11. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

12. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

13. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

14. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the State of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

15. Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

17. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement on the date first written above.

COMPANY: INFINITE GROUP, INC.
/s/ James Villa By: Name: James Villa Title: Chief Executive Officer
Address for Notices: 175 Sully’s Trail, Suite 202 _______________________________ Pittsford, NY 14534 _______________________________ _______________________________

PURCHASER: /s/ Richard Popper ______________________________________ Name: Richard Popper
Address for Notices: 175 Sully’s Trail, Suite 202 _______________________________ Pittsford, NY 14534 _______________________________ _______________________________